DETAIL OF SIGNIFICANT STATEMENT OF FINANCIAL POSITION AND STATEMENT OF COMPREHENSIVE INCOME CAPTIONS, Other Financial Assets at Fair Value through Profit or Loss (Details) - ARS ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Current [Abstract]
Government bonds	$ 148,130	$ 55,508
Private bonds	72,099	0
Total	220,229	55,508
Non-current [Abstract]
Government bonds	0	84,857
Private bonds	0	58,015
Total	$ 0	$ 142,872